Exhibit 10

FIRST AMENDMENT

     FIRST AMENDMENT, dated as of July 5, 2005 (this “Amendment”), to the FIVE-YEAR CREDIT AGREEMENT dated as of July 20, 2004 (the “Credit Agreement”), among THE McGRAW-HILL COMPANIES, INC. (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

          WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that a certain provision of the Credit Agreement be amended as set forth herein; and

          WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

          I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          II. Amendment to Section 1.01. The definition of “Consolidated Cash Flow” is hereby amended by deleting the definition therein in its entirety and substituting, in lieu thereof, the following new definition:

“Consolidated Cash Flow” of the Borrower and the Subsidiaries for any period (the “Determination Period”) means the sum of (i) Consolidated Net Income for the Determination Period, plus (ii) all amounts deducted in the determination of such Consolidated Net Income in respect of (a) depreciation and amortization (including without limitation amortization of assets held under Capitalized Leases) excluding amortization relating to prepublication costs, (b) Consolidated Interest Expense, and (c) provisions for taxes based on or measured by income; provided, however, that (A) if during the Determination Period the Borrower disposes of any asset and such disposition constitutes a Material Disposition, the sum of (x) the net income (loss) produced by such asset, before extraordinary items, during the portion of the Determination Period prior to the date on which such asset was disposed of, plus (y) all amounts deducted in determining such net income (loss) for such period in respect of depreciation and amortization (including without limitation amortization of assets held under Capitalized Leases), interest on Indebtedness, and provisions for taxes based on or measured

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by income shall be excluded on a pro forma adjusted and consolidated basis in Consolidated Cash Flow for the Determination Period (to the extent they would otherwise have been included thereto), and (B) if during the Determination Period the Borrower makes an investment in any asset and such investment constitutes a Material Investment, the sum of (x) the net income (loss) produced by such asset, before extraordinary items, during the portion of the Determination Period prior to the date on which such investment in such asset was made, plus (y) all amounts deducted in determining such net income (loss) for such period in respect of depreciation and amortization (including, without limitation, amortization of assets held under Capitalized Leases), interest on Indebtedness, and provisions for taxes based on or measured by income shall be included on a pro forma adjusted and consolidated basis in Consolidated Cash Flow for the Determination Period (to the extent they would have otherwise been excluded therefrom). As used in this definition, “Material Disposition” means any disposition of assets or series of related dispositions of assets that yield gross proceeds to the Borrower or any of its Subsidiaries in excess of $100,000,000, provided that such proceeds, together with the proceeds received by the Borrower or such Subsidiary in any other such disposition of assets that yield gross proceeds to the Borrower or such Subsidiary in excess of $100,000,000 during the Determination Period, exceeds $200,000,000; and “Material Investment” means any acquisition of assets or series of related acquisitions of assets by the Borrower or any of its Subsidiaries that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by the Borrower or such Subsidiary in excess of $100,000,000, provided that such consideration, together with the consideration paid in any other such acquisitions of assets that involves the payment of consideration by the Borrower or such Subsidiary in excess of $100,000,000 during the Determination Period, exceeds $200,000,000.

          III. Effective Date. This Amendment shall become effective on the date (the “Effective Date”) on which the Borrower, the Administrative Agent and the Required Lenders under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment.

          IV. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

          V. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          VI. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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     VII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

THE McGRAW-HILL COMPANIES, INC.

By:	/s/ John C. Weisenseel

	Name:	John C. Weisenseel
	Title:	Senior Vice President & Treasurer

JPMORGAN CHASE BANK, N.A.
as Administrative Agent and as a Lender

By:	/s/ Peter B. Thauer

	Name:	Peter B. Thauer
	Title:	Vice President

BANK OF AMERICA, N.A.,
as Co-Syndication Agent and as a Lender

By:	/s/ Amy Peden

	Name:	Amy Peden
	Title:	Vice President

CITIBANK, N.A.,
as Co-Syndication Agent and as a Lender

By:	/s/ Maureen Maroney

	Name:	Maureen Maroney
	Title:	Director

DEUTSCHE BANK SECURITIES INC.,
as Co-Syndication Agent

By:	/s/ Yvonne Preil

	Name:	Yvonne Preil
	Title:	Vice President

By:	/s/ Andreas Neumeier

	Name:	Andreas Neumeier
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Yvonne Preil

	Name:	Yvonne Preil
	Title:	Vice President

By:	/s/ Andreas Neumeier

	Name:	Andreas Neumeier
	Title:	Director

ROYAL BANK OF SCOTLAND PLC,
as Co-Syndication Agent and as a Lender

By:	/s/ Andrew Wynn

	Name:	Andrew Wynn
	Title:	Senior Vice President

THE BANK OF NEW YORK

By:	/s/ Kristen E. Talaber

	Name:	Kristen E. Talaber
	Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ David Barton

	Name:	David Barton
	Title:	Associate Director

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Francis W. Lutz

	Name:	Francis W. Lutz
	Title:	Vice President

LLOYDS TSB BANK, PLC

By:	/s/ Windsor R. Davies

	Name:	Windsor R. Davies
	Title:	Director, Corporate Banking, USA

By:	/s/ Deborah Carlson

	Name:	Deborah Carlson
	Title:	VP & Manager – Business
Development C.B.

THE NORTHERN TRUST COMPANY

By:	/s/ Preeti Jain

	Name:	Preeti Jain
	Title:	Vice President

UFJ BANK LIMITED

By:

Name:
Title:

BANCO BILBAO VIZCAYA ARGENTARIA

By:

Name:
Title:

By:

Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ David A. Buck

	Name:	David A. Buck
	Title:	Senior Vice President

UNION BANK OF CALIFORNIA, N.A.

By:

Name:
Title:

NATIONAL AUSTRALIA BANK LIMITED

By:	/s/ Eduardo Salazar

	Name:	Eduardo Salazar
	Title:	Senior Vice President

UBS LOAN FINANCE LLC

By:	/s/ Wilfred V. Saint

	Name:	Wilfred V. Saint
	Title:	Director – Banking
Products Services, US

By:	/s/ Joselin Fernandes

	Name:	Joselin Fernandes
	Title:	Associate Director – Banking
Products Services, US